                                  EXhibit 10.9

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of March 31, 2002, is made by and among ELGIN NATIONAL INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the GUARANTORS party to the Credit Agreement (as defined below), the BANKS party to the Credit Agreement, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

     WHEREAS, reference is made to that certain Credit Agreement, dated as of September 24, 1993, as amended and restated as of January 18, 2001, and as further amended as of March 1, 2001 and as of June 28, 2001, by and among the Borrower, the Guarantors, the Banks, and the Agent (the "Credit Agreement") and the parties hereto desire to amend the terms thereof as set forth herein.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.   Definitions.
     -----------

     Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2.   Amendment of Credit Agreement.
     -----------------------------

A. Section 1.1 of the Credit Agreement [Certain Definitions] is hereby amended by inserting the following new definitions, in appropriate alphabetical order:

          Bank-Provided Interest Rate Hedge shall mean an Interest Rate Hedge which is provided by any Bank and with respect to which the Agent confirms meets the following requirements: such Interest Rate Hedge (i) is documented in a standard International Swap Dealer Association Agreement, (ii) provides for the method of calculating the reimbursable amount of the provider's credit exposure in a reasonable and customary manner, and (iii) is entered into for hedging (rather than speculative) purposes. The liabilities of the Loan Parties to the provider of any Bank-Provided Interest Rate Hedge (the "Hedge Liabilities") shall be "Obligations" hereunder, guaranteed obligations under the Guaranty Agreement and secured obligations under the Collateral Assignment, the Mortgage, Pledge Agreement and Security Agreement and otherwise treated as Obligations for purposes of each of the other Loan Documents. The Liens securing the Hedge Liabilities shall be pari passu with the Liens securing all other Obligations under this Agreement and the other Loan Documents.

          Fixed Asset Advance Amount shall mean, with respect to each period below, the respective amount set forth below:

         -------------------------------------------------------------
         Period                                      Advance
         -------------------------------------------------------------
         April 30, 2002 - May 31, 2002              $3,000,000
         -------------------------------------------------------------
         June 1, 2002 - June 30, 2002               $2,000,000
         -------------------------------------------------------------
         July 1, 2002 - October 30, 2002            $1,500,000
         -------------------------------------------------------------
         October 31, 2002 - November 30, 2002       $3,000,000
         -------------------------------------------------------------
         December 1, 2002 - December 31, 2002       $2,000,000
         -------------------------------------------------------------
         January 1, 2003 - March 31, 2003           $1,500,000
         -------------------------------------------------------------

          Fixed Asset Advance Amount Fee shall have the meaning set forth in
Section 2.3.

          Interest Rate Hedge shall mean an interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements entered into by the Loan Parties or their Subsidiaries in order to provide protection to, or minimize the impact upon, the Borrower, the Guarantor and/or their Subsidiaries of increasing floating rates of interest applicable to Indebtedness.

B. In Section 1.1 of the Credit Agreement [Certain Definitions], the following definitions are hereby amended and restated in their entirety to read as follows:

          Annual Consolidated EBITDA means Consolidated EBITDA calculated as of the end of each fiscal quarter for the four quarters then ended. For purposes of determining Annual Consolidated EBITDA as of the fiscal quarters ending December 31, 2000 and thereafter, Annual Consolidated EBITDA shall be deemed to be the following:

               (A) for the fiscal quarter ended December 31, 2000, Annual Consolidated EBITDA shall be Consolidated EBITDA as of December 31, 2000 for the four quarters then ended, plus $3,180,000, plus Actual EBITDA of Leland for the fiscal quarter ended December 31, 2000;

               (B) for the fiscal quarter ended March 31, 2001, Annual Consolidated EBITDA shall be Consolidated EBITDA as of March 31, 2001 for the four quarters then ended, plus $2,120,000, plus Actual EBITDA of Leland for the fiscal quarter ended December 31, 2000;

               (C) for the fiscal quarter ended June 30, 2001, Annual Consolidated EBITDA shall be Consolidated EBITDA as of June 30, 2001 for the four quarters then ended, plus $1,060,000, plus Actual EBITDA of Leland for the fiscal quarter ended December 31, 2000;

               (D) for the fiscal quarter ended September 30, 2001, Annual Consolidated EBITDA shall be Consolidated EBITDA as of September 30, 2001 for the four quarters then ended plus Actual EBITDA of Leland for the fiscal quarter ended December 31, 2000;

               (E) for the fiscal quarter ended December 30, 2001, Annual Consolidated EBITDA shall be Consolidated EBITDA calculated as of the end of each such fiscal quarter for the four quarters then ended;

               (F) for the fiscal quarters ended March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002, Annual Consolidated EBITDA shall be Consolidated EBITDA as of the end of each such fiscal quarter for the four quarters then ended plus $900,000; and

               (G) for the fiscal quarter ended March 31, 2003 and for each fiscal quarter thereafter, Annual Consolidated EBITDA shall be Consolidated EBITDA calculated as of the end of such fiscal quarter for the four fiscal quarters then ended.

          Borrowing Base shall mean at any time the sum of (i) 85% of Qualified Accounts, plus (ii) 75% of Qualified Construction Accounts (without duplication of any Accounts included in item (i)), plus (iii) 65% of Qualified Inventory (determined at the lower of cost or market) plus (iv) the Fixed Asset Advance Amount (if any), but in no event shall (a) the inventory portion exceed $12,000,000, or (b) more than 30% of the total Borrowing Base be attributable to Qualified Construction Accounts.

          Obligation shall mean any obligation or liability of any of the Loan Parties to the Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Agent's Letter or any other Loan Document. Obligations shall include the liabilities to any Bank under any Bank-Provided Interest Rate Hedge but shall not include the liabilities to other Persons under any other Interest Rate Hedge.

C. Section 2.3 [Commitment Fees] of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

          In the event that the Revolving Facility Usage exceeds the sum of the Borrowing Base minus the applicable Fixed Asset Advance Amount (if any) on two (2) consecutive monthly Borrowing Base Certificates, the Borrower shall pay, on the date such second consecutive monthly Borrowing Base Certificate is delivered to the Agent, to each Bank which is a party to the Third Amendment to Credit Agreement dated as of March 31, 2002 among the Borrower, the Guarantors, the Agent and the Banks set forth therein a one-time fee (the "Fixed Asset Advance Amount Fee") equal to 1/8% of such Bank's Revolving Credit Commitment plus such Bank's Term Loans outstanding on the last day of the month for which such second consecutive monthly Borrower Base Certificate was prepared.

D. Section 8.2.1 [Indebtedness] of the Credit Agreement is hereby amended by inserting the following clause after clause (ix) and before the end of the sentence:

          ; and (x) Any Bank-Provided Interest Rate Hedge or, if approved by the Agent, any other Interest Rate Hedge.

E. Clause (vi) in Section 8.2.2 [Liens] of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (vi) Liens, security interests and mortgages in favor of the Agent for the benefit of the Banks securing the Obligations including liabilities under any Bank-Provided Interest Rate Hedge;

F. Section 8.2.16 [Minimum Fixed Charge Coverage Ratio] of the Credit Agreement is hereby amended and restated in its entirety as follows:

          The Loan Parties shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than the ratios set forth below for the periods specified below:

                ------------------------------------------------------------
                Period                                             Ratio
                ------------------------------------------------------------
                June 30, 2001 through September 30, 2001        1.00 to 1.00
                ------------------------------------------------------------
                October 1, 2001 through December 31, 2001       1.05 to 1.00
                ------------------------------------------------------------
                January 1, 2002 through March 31, 2003          1.00 to 1.00
                ------------------------------------------------------------
                April 1, 2003 through September 30, 2003        1.10 to 1.00
                ------------------------------------------------------------
                October 1, 2003 and thereafter                  1.15 to 1.00
                ------------------------------------------------------------

G. Section 8.2.17 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended and restated in its entirety as follows:

          The Loan Parties shall not permit the ratio of Consolidated Total Debt of the Borrower and its Subsidiaries to Annual Consolidated EBITDA, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed the ratios set forth below for the periods specified below:

                ---------------------------------------------------------
                Period                                          Ratio
                ---------------------------------------------------------
                Closing Date through September 30, 2001      5.50 to 1.00
                ---------------------------------------------------------
                October 1, 2001 through December 31, 2001    5.00 to 1.00
                ---------------------------------------------------------
                January 1, 2002 through March 31, 2003       6.75 to 1.00
                ---------------------------------------------------------
                April 1, 2003 through September 30, 2003     4.25 to 1.00
                ---------------------------------------------------------
                October 1, 2003 and thereafter               3.75 to 1.00
                ---------------------------------------------------------

H. Section 8.2.18 [Minimum Interest Coverage Ratio] of the Credit Agreement is hereby amended and restated in its entirety as follows:

          The Loan Parties shall not permit the Interest Coverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than the ratios set forth below for the periods specified below:

      ----------------------------------------------- ---------------------
      Period                                                 Ratio
      ----------------------------------------------- ---------------------
      March 31, 2001 through September 30, 2001           1.75 to 1.00
      ----------------------------------------------- ---------------------
      October 1, 2001 through December 31, 2001           2.00 to 1.00
      ----------------------------------------------- ---------------------
      January 1, 2002 through March 31, 2003              1.50 to 1.00
      ----------------------------------------------- ---------------------
      April 1, 2003 through September 30, 2003            2.25 to 1.00
      ----------------------------------------------- ---------------------
      October 1, 2003 and thereafter                      2.50 to 1.00
      ----------------------------------------------- ---------------------

I. Clause (ii) in Section 9.2.5 [Application of Proceeds] of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (ii) second, to the repayment of all Indebtedness then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or any of the other Loan Documents or a Bank-Provided Interest Rate Hedge, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion; and

J. A new Section 9.2.7 [Collateral Sharing] to the Credit Agreement is hereby inserted immediately following Section 9.2.6 as follows:

          9.2.7 Collateral Sharing.
                ------------------

               All Liens granted under the Collateral Assignment, each Mortgage, the Security Agreement, the Pledge Agreement and any other Loan Document (the "Collateral Documents") shall secure ratably and on a pari passu basis (i) the Obligations in favor of the Agent and the Banks hereunder and (ii) the Obligations incurred by any of the Loan Parties in favor of any Bank which provides a Bank-Provided Interest Rate Hedge (the "IRH Provider"). The Agent under the Collateral Documents shall be deemed to serve as the collateral agent (the "Collateral Agent") for the IRH Provider and the Banks hereunder, provided that the Collateral Agent shall comply with the instructions and directions of the Agent (or the Banks under this Agreement to the extent that this Agreement or any other Loan Documents empowers the Banks to direct the Agent), as to all matters relating to the Collateral, including the maintenance and disposition thereof. No IRH Provider (except in its capacity as a Bank hereunder) shall be entitled or have the power to direct or instruct the Collateral Agent on any such matters or to control or direct in any manner the maintenance or disposition of the Collateral.

K. Schedule 1.1(A) [Pricing Grid] to the Credit Agreement is hereby amended and restated in the form attached hereto.

L. Exhibit 1.1(B) [Form of Borrowing Base Certificate] to the Credit Agreement is hereby amended and restated in the form attached hereto.

M. The second sentence of paragraph 1 of Exhibit 8.3 [Monthly Financial Statements] of the Credit Agreement is hereby amended and restated as follows:

               As soon as available and in any event within fifteen (15) calendar days after the end of each calendar month, a Borrowing Base Certificate as of the last day of the immediately preceding month in the form of Exhibit 1.1(B) hereto, appropriately completed, executed and delivered by an Authorized Officer of the Borrower.

N. Exhibit 8.3.3 [Form of Quarterly Compliance Certificate] to the Credit Agreement is hereby amended and restated in the form attached hereto.

3.   Representations and Warranties.
     ------------------------------

     The Loan Parties hereby represent and warrant to the Banks as follows:

          A. The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date; and

          B. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon the Loan Parties or any of their property; and, no Event of Default or Potential Default has occurred and is continuing (after giving effect to this Amendment) or would result from the making of this Amendment.

4.   Conditions of Effectiveness of this Amendment.
     ---------------------------------------------

     The effectiveness of this Amendment is expressly conditioned upon satisfaction on or before May 15, 2002 of each of the following conditions precedent:

          A. Legal Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent the reasonable costs and expenses of the Agent including, without limitation, reasonable fees of the Agent's counsel in connection with this Amendment.

          B. Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, and the Agent shall have received from the Borrower and the Required Banks all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

          C. No Default. As of the date hereof (and after giving effect to this Amendment), no Event of Default or Potential Default has occurred and is continuing and the Loan Parties by executing this Amendment confirm the same and also confirm the accuracy of the representations and warranties in
     Section 3 above.

          D. Amendment Fee. The Borrower shall pay or cause to be paid to the Agent for the account of each Bank which becomes a party to this Amendment on or before May 15,

2002, a fee of 1/4% of the sum of each Bank's Revolving Credit Commitment plus each Bank's Term Loans outstanding on March 31, 2002.

5.   Amendment.
     ---------

     The Credit Agreement and certain of the schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Credit Agreement shall hereafter mean and include the Credit Agreement, including such schedules, as amended hereby.

6.   Force and Effect.
     ----------------

     Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Loan Parties confirms that all such documents have remained in full force and effect since the date of their execution.

7.   Governing Law.
     -------------

     This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

8.   Counterparts.
     ------------

     This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.   Effective Date.
     --------------

     Upon the satisfaction of all conditions set forth in Section 4 of this Amendment, this Amendment shall be effective as of and dated as of March 31, 2002.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         [SIGNATURE PAGE 1 OF 4 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

         IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

ATTEST:                                                       ELGIN NATIONAL INDUSTRIES, INC.


/s/ Barbara A. Matula                                         By:  /s/ Wayne J. Conner
-----------------------------------------------------             --------------------------------------------------
Name:   Barbara A. Matula                                     Name:    Wayne J. Conner
      -----------------------------------------------               -----------------------------------------------
Title:  Admin. Asst.                                          Title:   Vice President
       ----------------------------------------------               -----------------------------------------------

[Seal]


                                                              EACH GUARANTOR LISTED ON
                                                              SCHEDULE 1 HERETO



/s/ Barbara A. Matula                                         By: /s/ Wayne J. Conner
-----------------------------------------------------             --------------------------------------------------
Name:  Barbara A. Matula                                      Name:   Wayne J. Conner
      -----------------------------------------------               -----------------------------------------------
Title: Admin. Asst.                                           Title:  Vice President
       ----------------------------------------------               -----------------------------------------------


                                   SCHEDULE 1

CABELL CONSTRUCTION COMPANY
CENTRIFUGAL SERVICES, INC.
CLINCH RIVER CORPORATION
ENI INTERNATIONAL, LTD
ELGIN INTERNATIONAL, LTD
LELAND-POWELL FASTENERS, INC.
MINING CONTROLS, INC.
NORRIS SCREEN AND MANUFACTURING INC.
ROBERTS & SCHAEFER COMPANY
ROBERTS & SCHAEFER INTERNATIONAL, LTD
SOROS ASSOCIATES, INC.
SOROS INTERNATIONAL, LTD
TABOR MACHINE COMPANY
THOMPSON-STARRETT CONSTRUCTION COMPANY, INC.
TRANSERVICE, INC.
VANCO INTERNATIONAL, INC.
BEST METAL FINISHING, INC.

         [SIGNATURE PAGE 2 OF 4 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                                PNC BANK, NATIONAL ASSOCIATION,
                                                individually and as Agent



                                                By:  /s/ Hana Deiter
                                                     --------------------------
                                                Name:    Hana Deiter
                                                      -------------------------
                                                Title:   Vice President
                                                      -------------------------

         [SIGNATURE PAGE 3 OF 4 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                                 BANK OF SCOTLAND



                                                 By: /s/ Joseph Fratus
                                                     --------------------------
                                                 Name: Joseph Fratus
                                                       ------------------------
                                                 Title: Vice President
                                                        -----------------------

         [SIGNATURE PAGE 4 OF 4 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                                   NATIONAL CITY BANK



                                                   By: /s/ Stephen E. Green
                                                       ------------------------
                                                   Name:   Stephen E. Green
                                                         ----------------------
                                                   Title:  Vice President
                                                         ----------------------

                                 SCHEDULE 1.1(A)

                                  PRICING GRID

--------------------------------------------------------------------------------------------------------------
                                                 Revolving    Revolving
                                                   Credit       Credit
                                                 Loan Base    Loan Euro-    Term Loan    Term Loan
 Ratio of Consolidated Total Debt to                Rate         Rate       Base Rate    Euro-Rate    Commit-
        Annual Consolidated EBITDA                 Margin       Margin        Margin       Margin     ment Fee
--------------------------------------------------------------------------------------------------------------
Level 1 - Equal to or greater than 5.0 to          1.75%        3.25%         2.00%        3.50%        .500%
1.0
--------------------------------------------------------------------------------------------------------------
Level 2 - Less than 5.0 to 1.0 but equal           1.50%        3.00%         1.75%        3.25%        .375%
to or greater than 4.25 to 1.0
--------------------------------------------------------------------------------------------------------------
Level 3 - Less than 4.25 to 1.0 but equal          1.00%        2.50%         1.25%        2.75%        .325%
to or greater than 3.75 to 1.0
--------------------------------------------------------------------------------------------------------------
Level 4 - Less than 3.75 to 1.0 but equal           .50%        2.00%          .75%        2.25%        .300%
to or greater than 3.25 to 1.0
--------------------------------------------------------------------------------------------------------------
Level 5 - Less than 3.25 to 1.0                       0%        1.50%          .25%        1.75%        .250%
--------------------------------------------------------------------------------------------------------------

1. The ratio of Consolidated Total Debt to Annual Consolidated EBITDA shall be calculated in accordance with Section 8.2.16.

2. Pricing shall be set at Level 2 (equal to or greater than 4.25 to 1.0) -- Euro-Rate plus 300 basis points for the Revolving Credit Loans and Euro-Rate plus 325 basis points for the Term Loan for the period commencing on the Closing Date through and including the date of delivery of the Borrower's financial statements and related compliance certificate for the quarter ended June 30, 2001 and shall be adjusted thereafter as provided in the definition of "Applicable Margin" based upon the certificates of the Borrower delivered to the Agent and the Banks in accordance with paragraph 3 of Exhibit 8.3.

3. For the period after repayment of the Term Loan (together with all accrued interest and fees thereon), notwithstanding anything to the contrary, pricing shall be set at Level 5.

                                     - 6 -